UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 1, 2008
                                                 ---------------------

                         Presidential Realty Corporation
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            (Exact name of registrant as specified in its charter)

         DELAWARE                 1-8594             13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York           10605
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act(17CFR240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))







ITEM 4.01.        Changes in Registrant's Certifying Accountant.

The Company's independent registered public accounting firm for the year ended December 31, 2007 was Deloitte & Touche LLP ("D&T"). The Company and the Audit Committee of the Board of Directors annually reviews the selection of its independent registered public accounting firm and has solicited bids from independent accountants to audit the Company's financial statements for the year ending December 31, 2008. As a result of financial and other considerations, the Audit Committee voted on April 1, 2008 to appoint Holtz Rubenstein Reminick LLP as the Company's new independent registered public accounting firm.

Pursuant to item 304(a) of Regulation S-K, the Company reports the following:

(a) Previous Independent Accountants

(i) On April 2, 2008, the Company dismissed D&T as the Company's independent registered public accounting firm.

(ii) The reports of D&T on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in its report on the Company's financial statements for the year ended December 31, 2007, D&T stated that it did not audit the combined financial statements of Lightstone Member LLC, PRC Member LLC, Lightstone Member II LLC and Lightstone Member III LLC (collectively the "Lightstone LLCs") and that such financial statements were audited by other auditors whose report was furnished to D&T and D&T's opinion, insofar as it relates to the amounts included for the Lightstone LLCs, is based solely on the report of the other auditors.

(iii) The decision to change accountants was approved by the Audit Committee of the Board of Directors.

(iv) In connection with the audits of the Company's financial statements for each of the two most recent fiscal years ended December 31, 2006 and 2007, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of D&T, would have caused it to make reference to the matter in their report.

(v) There were no "reportable events" as that term is described in Item 304(a)
(1)(v) of Regulation S-K.

(vi) The Company has provided D&T with a copy of the foregoing disclosures and has requested D&T to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 3, 2008 is filed as Exhibit 16 to this Form 8-K.

(b) New Independent Accountants

(i) The Company has engaged Holtz Rubenstein Reminick LLP as its new independent registered public accounting firm effective April 1, 2008. During the two most recent fiscal years and through April 1, 2008, the Company has not consulted with Holtz Rubenstein Reminick LLP concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 4, 2008                PRESIDENTIAL REALTY CORPORATION



                                    By:/s/ Jeffrey F. Joseph
                                       ----------------------------
                                       Jeffrey F. Joseph
                                       President













INDEX TO EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits


Exhibit No.                            Description

16 Letter dated April 3, 2008 from Deloitte & Touche LLP related to the change in certifying accountants.